Nature of Operations	12 Months Ended
Dec. 31, 2024
Nature of Operations [Abstract]
Nature of Operations	Nature of Operations
Aris Mining Corporation (the “Company” or “Aris Mining”), is a company incorporated under the laws of the Province of British Columbia, Canada. The address of the Company’s registered and records office is 2900 – 550 Burrard Street, Vancouver, British Columbia, V6C 0A3. The Company’s common shares are listed on the Toronto Stock Exchange (“TSX”) under the symbol “ARIS” and on the NYSE American LLC (“NYSE American”) under the symbol “ARMN”.
Aris Mining is primarily engaged in the acquisition, exploration, development and operation of gold properties in Colombia, Guyana and Canada. Aris Mining operates the Segovia Operations and Marmato Mine in Colombia. On June 28, 2024, the Company increased its interest in the Soto Norte Project located within Colombia from 20% to 51% (Note 5). Aris Mining also owns the advanced stage Toroparu Project in Guyana and the Juby Project in Ontario, Canada.